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                                                                   EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 18, 1996 appearing on page 16 of Savannah Foods & Industries, Inc.'s Annual Report on Form 10-K for the year ended September 29, 1996.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Atlanta, Georgia
March 3, 1997